UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2010

INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

IntercontinentalExchange, Inc. (“ICE”) issued a press release (the “Press Release”) today announcing that it had completed the previously announced acquisition of the Climate Exchange plc (the “Climate Exchange”).  The acquisition, which was implemented by way of a scheme of arrangement under section 152 of the Isle of Man Companies Act 1931 (the “Scheme”) was completed on July 8, 2010 following approval of the Scheme by the Climate Exchange shareholders, sanction of the Scheme by the High Court of Justice of the Isle of Man and confirmation from the United Kingdom's Office of Fair Trading that it did not intend to further investigate the transaction.

A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.  ICE is also furnishing presentation materials included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1           Press Release dated July 8, 2010.

99.2           Presentation Materials dated July 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE, INC.

/s/ Scott A. Hill
Scott A. Hill
Senior Vice President and Chief Financial Officer

Date:           July 8, 2010

INDEX TO EXHIBITS

Exhibit Number             Description

99.1                                Press Release dated July 8, 2010.
99.2                                Presentation Materials dated July 8, 2010.

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